Exhibit 10.2

EXECUTION VERSION

LIMITED CONSENT AND TWELFTH AMENDMENT TO THIRD

AMENDED AND RESTATED CREDIT AGREEMENT

This LIMITED CONSENT AND TWELFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of October 1, 2018, by and among MRC ENERGY COMPANY, a Texas corporation (the “Borrower”), the LENDERS party hereto and ROYAL BANK OF CANADA, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”). Unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Third Amended and Restated Credit Agreement, dated as of September 28, 2012 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that the Borrower intends to enter into a tack-on offering in respect of the existing Senior Notes which will require an amendment or similar modification to the existing Senior Note Documents to increase the maximum principal amount of the Senior Notes (the “Senior Note Increase”); and

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders (i) amend the Credit Agreement in certain respects and (ii) consent to the Senior Notes Increase, in each case, subject to the terms and conditions set forth herein, and the Administrative Agent and the Lenders have agreed to such request on the terms and conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Administrative Agent and the Lenders hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1 Senior Notes. Section 8.1(q) of the Credit Agreement shall be and it hereby is amended by replacing “$800,000,000” therein with “$1,100,000,000”.

SECTION 2. Limited Consent to Senior Notes Increase. Subject to the conditions described in this Amendment, the Administrative Agent and the Lenders hereby consent to the Senior Notes Increase and agree that, notwithstanding anything herein, or in the Credit Agreement or any other Loan Document to the contrary, the transactions contemplated by the Senior Notes Increase shall not result in a violation of Sections 8.13(b) of the Credit Agreement; provided that, (i) the Borrower

MRC ENERGY COMPANY
TWELFTH AMENDMENT	PAGE 1

shall use any Net Cash Proceeds received by it or any other Credit Party in respect of all of the Senior Notes Increase to prepay the Loans to the extent required by Section 2.10(c) of the Credit Agreement and (ii) both before and immediately after giving effect to the Senior Notes Increase, no Default or Event of Default shall have occurred and be continuing. The consent set forth in this Section 2 is expressly limited as follows: (A) such consent is limited solely to the Senior Notes Increase on and subject to the terms and conditions hereof and (B) such consent is a limited one-time consent, and nothing contained herein shall obligate the Administrative Agent or the Lenders to grant any additional or future consent, or to grant any waiver of Section 8.13 of the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document other than as expressly provided in this Amendment.

SECTION 3. Conditions. The amendments to the Credit Agreement contained in Section 1 of this Amendment and the limited consent contained in Section 2 of this Amendment, in each case, shall be effective concurrently with the closing of the contemplated additional Senior Notes offering and upon the satisfaction of each of the conditions set forth in this Section 3.

3.1 Execution and Delivery. The Administrative Agent shall have received a duly executed counterpart of (a) this Amendment signed by the Borrower and the Required Lenders and (b) the Consent and Reaffirmation attached hereto signed by each Guarantor.

3.2 No Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

SECTION 4. Certain Post-Closing Covenants.

4.1 Additional Senior Notes. Promptly after the issuance of the additional Senior Notes of the Parent, but in any event no later than the effective date of the Senior Notes Increase, the Administrative Agent shall have received copies of the material Senior Note Documents related to the Senior Notes Increase, certified by a Responsible Officer of the Borrower to be correct and complete copies of such Senior Note Documents unless such Senior Note Documents have been filed with the Securities and Exchange Commission.

SECTION 5. Representations and Warranties. To induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders as follows:

5.1 Reaffirmation of Representations and Warranties. After giving effect to the amendments herein, each representation and warranty of the Borrower, the Parent and each other Credit Party contained in the Credit Agreement and in each of the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof (without duplication of any materiality qualifier contained therein), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such specified earlier date.

5.2 Corporate Authority; No Conflicts. The execution, delivery and performance by the Borrower of this Amendment and all documents, instruments and agreements contemplated herein are within the Borrower’s corporate powers, have been duly authorized by necessary corporate action by the Borrower, require no action by or in respect of, or filing with, any court or

MRC ENERGY COMPANY
TWELFTH AMENDMENT	PAGE 2

agency of government (except for the recording and filing of Collateral Documents and financing statements) and (a) do not violate in any material respect any Requirement of Law, (b) are not in contravention of the terms of any material Contractual Obligation, indenture, agreement or undertaking to which the Borrower is a party or by which it or its properties are bound where such violation could reasonably be expected to have a Material Adverse Effect, and (c) do not result in the creation or imposition of any Lien upon any of the assets of the Borrower except for Liens permitted by Section 8.2 of the Credit Agreement and otherwise as permitted in the Credit Agreement.

5.3 Enforceability. This Amendment constitutes the valid and binding obligation of the Borrower enforceable in accordance with its terms, except as the enforceability thereof may be limited by (i) bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) equitable principles of general application.

5.4 No Default. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 6. Miscellaneous.

6.1 Reaffirmation of Loan Documents and Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by the Borrower. The Borrower hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of the Borrower, the Parent or any other Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof, except as amended and modified hereby.

6.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

6.3 Further Assurances. The Borrower covenants and agrees from time to time, as and when reasonably requested by the Administrative Agent or the Lenders, to execute and deliver or cause to be executed or delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Administrative Agent or the Lenders may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Amendment.

6.4 Legal Expenses. The Borrower hereby agrees to pay all reasonable and documented out-of-pocket fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

6.5 Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

MRC ENERGY COMPANY
TWELFTH AMENDMENT	PAGE 3

6.6 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

6.7 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

6.8 Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Texas.

6.9 Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

6.10 Reference to and Effect on the Loan Documents.

(a) This Amendment shall be deemed to constitute a Loan Document for all purposes and in all respects. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Credit Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Credit Agreement to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver of any provision of any of the Loan Documents.

[Signature pages follow.]

MRC ENERGY COMPANY
TWELFTH AMENDMENT	PAGE 4

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized officers to be effective as of the date first above written.

BORROWER:

MRC ENERGY COMPANY, as Borrower

By:	/s/ David E. Lancaster
Name:	David E. Lancaster
Title:	Executive Vice President

MRC ENERGY COMPANY
TWELFTH AMENDMENT	SIGNATURE PAGE

ROYAL BANK OF CANADA, as Administrative Agent

By:	/s/ Rodica Dutka
Name:	Rodica Dutka
Title:	Manager, Agency

ROYAL BANK OF CANADA, as a Lender and as an Issuing Lender

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

MRC ENERGY COMPANY
TWELFTH AMENDMENT	SIGNATURE PAGE

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Raza Jafferi
Name:	Raza Jafferi
Title:	Director

MRC ENERGY COMPANY
TWELFTH AMENDMENT	SIGNATURE PAGE

COMERICA BANK, as a Lender and as an Issuing Lender

By:	/s/ V. Mark Fuqua
Name:	V. Mark Fuqua
Title:	Executive Vice President

MRC ENERGY COMPANY
TWELFTH AMENDMENT	SIGNATURE PAGE

SUNTRUST BANK, as a Lender

By:	/s/ Benjamin L. Brown
Name:	Benjamin L. Brown
Title:	Director

MRC ENERGY COMPANY
TWELFTH AMENDMENT	SIGNATURE PAGE

THE BANK OF NOVA SCOTIA, HOUSTON
BRANCH, as a Lender

By:	/s/ Alan Dawson
Name:	Alan Dawson
Title:	Director

MRC ENERGY COMPANY
TWELFTH AMENDMENT	SIGNATURE PAGE

BMO HARRIS FINANCING, INC., as a Lender

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Managing Director

MRC ENERGY COMPANY
TWELFTH AMENDMENT	SIGNATURE PAGE

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Matthew W. Coleman
Name:	Matthew W. Coleman
Title:	Director

MRC ENERGY COMPANY
TWELFTH AMENDMENT	SIGNATURE PAGE

IBERIABANK, as a Lender

By:	/s/ Moni Collins
Name:	Moni Collins
Title:	Senior Vice President

MRC ENERGY COMPANY
TWELFTH AMENDMENT	SIGNATURE PAGE

CONSENT AND REAFFIRMATION

Each of the undersigned (each a “Guarantor”) hereby (i) acknowledges receipt of a copy of the foregoing Twelfth Amendment to Third Amended and Restated Credit Agreement (the “Twelfth Amendment”); (ii) consents to the Borrower’s execution and delivery thereof; (iii) consents to the terms of the Twelfth Amendment; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the Indebtedness pursuant to the terms of the Guaranty or the Liens granted by it pursuant to the terms of the other Loan Documents to which it is a party securing payment and performance of the Indebtedness, (v) reaffirms that the Guaranty and the other Loan Documents to which it is a party and such Liens are and shall continue to remain in full force and effect and are hereby ratified and confirmed in all respects and (vi) represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof, (x) all of the representations and warranties made by it in each of the Loan Documents to which it is a party are true and correct in all material respects (without duplication of any materiality qualifier contained therein), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such specified earlier date, and (y) after giving effect to the Twelfth Amendment, no Default or Event of Default has occurred and is continuing. Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, each Guarantor understands that neither the Administrative Agent nor any of the Lenders have any obligation to inform any Guarantor of such matters in the future or to seek any Guarantor’s acknowledgment or agreement to future amendments or waivers for the Guaranty and other Loan Documents to which it is a party to remain in full force and effect, and nothing herein shall create such duty or obligation.

[SIGNATURE PAGES FOLLOW]

MRC ENERGY COMPANY
TWELFTH AMENDMENT	CONSENT AND REAFFIRMATION

IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of the Twelfth Amendment.

GUARANTORS:

MATADOR RESOURCES COMPANY
MRC ENERGY SOUTHEAST COMPANY, LLC
MRC ENERGY SOUTH TEXAS COMPANY, LLC
MRC PERMIAN COMPANY
MRC ROCKIES COMPANY
MATADOR PRODUCTION COMPANY
LONGWOOD GATHERING AND DISPOSAL SYSTEMS GP, INC.
DELAWARE WATER MANAGEMENT COMPANY, LLC
LONGWOOD MIDSTREAM DELAWARE, LLC
LONGWOOD MIDSTREAM HOLDINGS, LLC
LONGWOOD MIDSTREAM SOUTHEAST, LLC
LONGWOOD MIDSTREAM SOUTH TEXAS, LLC
SOUTHEAST WATER MANAGEMENT COMPANY, LLC
MRC DELAWARE RESOURCES, LLC
MRC PERMIAN LKE COMPANY, LLC

By:
Name:	David E. Lancaster
Title:	Executive Vice President

LONGWOOD GATHERING AND
DISPOSAL SYSTEMS, LP

By:	Longwood Gathering and Disposal
Systems GP, Inc., its General Partner

By:
	Name:	David E. Lancaster
	Title:	Executive Vice President

MRC ENERGY COMPANY
TWELFTH AMENDMENT	CONSENT AND REAFFIRMATION SIGNATURE PAGE